         SCHEDULE 14A INFORMATION STATEMENT
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only
      (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a (c) or Section 241.14a-12

    INTERNATIONAL SHIPHOLDING CORPORATION
________________________________________________
(Name of Registrant as Specified in its Charter)

____________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.
       1)   Title of each class of securities to which
            transaction applies:
            _________________________________
       2)   Aggregate number of securities to which
            transaction applies:
            _________________________________
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange
            Act Rules 0-11 (Set forth the amount on
            which the filing fee is calculated and state
            how it was determined):
            _________________________________
       4)   Proposed maximum aggregate value of
            transaction:
            _________________________________
       5)   Total fee paid:
            _________________________________
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rules 0-11 (a)(2) and identify the filing for which the offsetting fee was paid
     previously. Identify the previous filing registration statement number, or the Form or Schedule and the date of its filing.
      1)   Amount Previously Paid:
           __________________________________
      2)   Form, Schedule or Registration Statement Number:
           ________________________________________________
      3)   Filing Party:
           __________________________________
      4)   Date Filed:
           __________________________________

                 INTERNATIONAL SHIPHOLDING CORPORATION
                             17th Floor
                           Poydras Center
                         650 Poydras Street
                    New Orleans, Louisiana 70130

                    _____________________________

              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                    _____________________________

TO COMMON STOCKHOLDERS OF INTERNATIONAL SHIPHOLDING CORPORATION:

       The annual meeting of stockholders of International Shipholding Corporation will be held in the Executive Board Room, 17th Floor, Poydras Center, 650 Poydras Street, New Orleans, Louisiana, on Wednesday, April 15, 1998 at 2:00 p.m., New Orleans time, for the following purposes:

(i) to elect a board of nine directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

(ii) to consider and vote upon a proposal to approve the International Shipholding Corporation Stock Incentive Plan;

(iii) to ratify the appointment of Arthur Andersen LLP, certified public accountants, as independent auditors for the Corporation for the fiscal year ending December 31, 1998; and

(iv) to transact such other business as may properly come before the meeting or any adjournment thereof.

      Only common stockholders of record at the close of business on February 27, 1998, are entitled to notice of and to vote at the annual meeting.

     All stockholders are cordially invited to attend the meeting in person. However, if you are unable to attend in person and wish to have your stock voted, PLEASE FILL IN, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Your proxy may be revoked by appropriate notice to the Secretary of International Shipholding Corporation at any time prior to the voting thereof.

                              BY ORDER OF THE BOARD OF DIRECTORS



                                      GEORGE DENEGRE
                                         Secretary
New Orleans, Louisiana
March 10, 1998

                  INTERNATIONAL SHIPHOLDING CORPORATION
                              17th Floor
                            Poydras Center
                          650 Poydras Street
                        New Orleans, Louisiana
                       ________________________

                            PROXY STATEMENT
                       ________________________


      This Proxy Statement is furnished to stockholders of International Shipholding Corporation (the "Corporation") in connection with the solicitation on behalf of the Board of Directors of proxies for use at the annual meeting of stockholders of the Corporation to be held on Wednesday, April 15, 1998, at 2:00 p.m., New Orleans time, in the Executive Board
Room, 17th Floor, Poydras Center, 650 Poydras Street, New Orleans, Louisiana. The approximate date of mailing of this Proxy Statement and the enclosed form of proxy is March 10, 1998.

      Only holders of record of the Corporation's Common Stock at the close of business on February 27, 1998, are entitled to notice of and to vote at the meeting. On that date, the Corporation had outstanding 6,682,887 shares of Common Stock, each of which is entitled to one vote.

      The enclosed proxy may be revoked by the stockholder at any time prior to the exercise thereof by filing with the Secretary of the Corporation a written revocation or duly executed proxy bearing a later date. The proxy will be deemed revoked if the stockholder is present at the annual meeting and elects to vote in person.

      The cost of soliciting proxies in the enclosed form will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph; and banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Corporation will, upon request, reimburse such parties for their expenses incurred in connection therewith.

                          PRINCIPAL STOCKHOLDERS

      The following persons were known by the Corporation to own beneficially more than five percent of its Common Stock (the only outstanding voting security of the Corporation) as of February 27, 1998 unless otherwise indicated. The information set forth below has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 based upon information furnished by the persons listed. Unless otherwise indicated, all shares shown as beneficially owned are held with sole voting and investment power.

                                              Amount and Nature
                                                of Beneficial      Percent
           Name and Address                       Ownership        of Class
       ------------------------              --------------------------------
Niels W. Johnsen (1)........................     1,020,595 (2)       15.27%
  (Chairman of the Board of the Corporation)
  One Whitehall Street
  New York, New York 10004
T. Rowe Price Associates, Inc. .............       859,262 (3)       12.86%
  100 E. Pratt Street
  Baltimore, Maryland 21202
Erik F. Johnsen (1).........................       760,260 (4)       11.38%
  (President and Director of the Corporation)
  650 Poydras Street, Suite 1700
  New Orleans, Louisiana  70130
Franklin Resources, Inc. ...................       660,000 (5)        9.88%
  777 Mariners Island Blvd.
  San Mateo, California 94404
Dimensional Fund Advisors Inc. .............       481,979 (6)        7.21%
  1299 Ocean Avenue
  Santa Monica, California 90401
David L. Babson and Company Incorporated....       453,650 (7)        6.79%
  One Memorial Drive
  Cambridge, Massachusetts 02142-1300

_____
(1)  Niels W. Johnsen and Erik F. Johnsen are brothers.
(2) Includes 224,622 shares owned by a corporation of which Mr. Johnsen is a controlling shareholder. Also includes 24,387 shares held in Grantor Retained Annuity Trusts of which Niels W. Johnsen is income and principal beneficiary.
(3) Based on information contained in Schedule 13G as of December 31, 1997. These securities are owned by various individual and institutional investors including T. Rowe Price Small Cap Value Fund, Inc. (which owns 664,000 shares, representing 9.9% of the shares outstanding), for which T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote the securities. Sole voting power is held only with respect to 33,700 of the shares reported. Sole dispositive power is reported with respect to all 859,262 shares. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.
(4) Includes 232,319 shares held as Agent and Attorney-in-Fact with full rights of voting, disposition, or otherwise for the benefit of Erik F. Johnsen's children and 8,375 shares owned by Mr. Johnsen's wife. Also includes 505,000 shares held by the Erik F. Johnsen Family Limited Partnership of which Mr. Johnsen is General Partner with sole voting and investment power.

(5) Based on information contained in a joint filing on Schedule 13G as of December 31, 1997 by Franklin Resources, Inc. (FRI), Charles B. Johnson, Rupert H. Johnson, Jr. , and Franklin Advisory Services, Inc. Franklin Advisory Services, Inc. has sole voting and dispositive power with respect to all 660,000 shares. FRI is the parent holding company of Franklin Advisory Services, Inc., an investment advisor. Charles B. Johnson and Rupert H. Johnson, Jr. are principal shareholders of FRI. FRI, Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisory Services, Inc. disclaim any economic interest or beneficial ownership in any of the shares.
(6) Based on information contained in Schedule 13G as of December 31, 1997. Includes 353,779 shares beneficially owned with sole voting power. Sole dispositive power reported with respect to all 481,979 shares. Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 481,979 shares, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in a series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.
(7) Based on information contained in Schedule 13G as of December 31, 1997. Includes 453,650 shares beneficially owned with sole voting power and sole dispositive power reported with respect to all 453,650 shares.


       As of February 27, 1998, Niels W. Johnsen and Erik F. Johnsen were the beneficial owners of a total of 1,780,855 shares (26.65%) of the Corporation's Common Stock, and, to the extent they act together, they may be deemed to be in control of the Corporation.

                          ELECTION OF DIRECTORS

      The by-laws of the Corporation authorize the Board of Directors to fix the size of the Board. Pursuant thereto, the Board of Directors has fixed the number of directors at nine and proxies cannot be voted for a
greater number of persons.   Unless authority to vote for the election of
directors is withheld, the persons named in the enclosed proxy will vote for the election of the nine nominees named below to serve until the next annual meeting and until their successors are duly elected and qualified. In the unanticipated event that any of the nominees cannot be a candidate at the annual meeting, the shares represented by the proxies will be voted in favor of such replacement nominees as may be designated by the Board of Directors.

      The following table sets forth certain information as of February 27, 1998, concerning the nominees, all of whom are now serving a one year term
as a director, and all  directors  and executive   officers  as  a  group,
including their beneficial ownership of shares of each class of equity securities of the Corporation as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise indicated, (i) each nominee has been engaged in the principal occupation shown for more than the past five years and (ii) the shares of the Corporation's Common Stock shown as being beneficially owned are held with sole voting and investment power. Niels W. Johnsen, Erik F. Johnsen, Laurance Eustis, Raymond V. O'Brien and Harold S. Grehan, Jr. each first became a director of the Corporation in early 1979, when the Corporation was formed. Niels
M. Johnsen and Edwin Lupberger became directors in 1988. Edward K. Trowbridge and Erik L. Johnsen became directors in 1994.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED
BELOW.

  NAME, AGE, PRINCIPAL OCCUPATION AND        SHARES OF COMMON STOCK    PERCENT
DIRECTORSHIP IN OTHER PUBLIC CORPORATIONS     BENEFICIALLY OWNED      OF CLASS
------------------------------------------    ----------------------   --------
Niels W. Johnsen, 75 (1)(2).................        1,020,595 (10)      15.27%
  Chairman of the Board of the Corporation
Erik F. Johnsen, 72 (2)(3)..................          760,260 (11)      11.38%
  President of the Corporation; director,
  First Commerce Corporation, a bank
  holding company
Niels M. Johnsen, 52 (2)(4).................          301,590 (12)       4.51%
  Executive Vice President of the Corporation
Erik L. Johnsen, 40 (2)(5)..................           53,759 (13)        .80%
  Executive Vice President of the Corporation
Harold S. Grehan, Jr., 70 (6)................         100,025            1.50%
Laurance Eustis, 84..........................          15,000 (14)        .22%
  Chairman of the Board of Eustis Insurance,
  Inc., mortgage banking and general insurance;
  director, First Commerce Corporation, a bank
  holding company; director, Pan American Life
  Insurance Company
Edwin Lupberger, 61 (7)......................           1,249             .02%
  Chairman of the Board, Chief Executive
  Officer and director of Entergy Corporation
  ("Entergy") and Entergy Services, Inc. and
  its subsidiaries; director, First Commerce
  Corporation, a bank holding company
Raymond V. O'Brien, Jr., 70 (8)...............          5,936             .09%
  Director, Emigrant Savings Bank, New York
Edward K. Trowbridge, 69 (9) .................            625 (15)        .01%
All executive officers and
 directors as a group (12 persons)                  1,975,032           29.55%

__________
(1) Niels W. Johnsen has served as Chairman and Chief Executive Officer of the Corporation since its formation in 1979. He was one of the founders of Central Gulf Lines, Inc. ("Central Gulf"), one of the Corporation's principal subsidiaries, in 1947.

(2) Niels W. Johnsen and Erik F. Johnsen are brothers. Niels M.Johnsen is the son of Niels W. Johnsen. Erik L. Johnsen is the son of Erik F. Johnsen.
(3) Erik F. Johnsen has been President, Chief Operating Officer and a director of the Corporation since its formation in 1979. He was one of the founders of Central Gulf in 1947.
(4)  Niels M. Johnsen joined Central Gulf in 1970 and held various positions
     before being named Vice  President  in  1986.   In 1997, he was named
     Executive Vice President of the Corporation and Chairman and Chief Executive Officer of each of the Corporation's principal subsidiaries, except Waterman Steamship Corporation for which he serves as President.
(5) Erik L. Johnsen joined Central Gulf in 1979 and held various positions before being named Vice President in 1987. In 1997, he was named Executive Vice President of the Corporation and President and Chief Operating Officer of each of the Corporation's principal subsidiaries, except Waterman Steamship Corporation for which he serves as Executive Vice President.
(6) Mr. Grehan served as Vice President and director of the Corporation from its formation in 1979 until his retirement at the end of 1997.
(7) Mr. Lupberger has been the Chairman of the Board, Chief Executive Officer and Director of Entergy since December of 1985.
(8) Mr. O'Brien served as Chairman of the Board and Chief Executive Officer of the Emigrant Savings Bank from January of 1978 through December of 1992.
(9) Mr. Trowbridge served as Chairman of the Board and Chief Executive Officer of Atlantic Mutual Companies from July of 1988 through November of 1993. He served as President and Chief Operating Officer of the Atlantic Mutual Companies from 1985 until 1988.
(10) Includes 224,622 shares owned by a corporation of  which Niels  W.
     Johnsen  is  the  controlling  shareholder.    Also includes  24,387
     shares  held in a Grantor  Retained  Annuity Trust  of  which  Niels
     W. Johnsen is  income  and  principal beneficiary.
(11) Includes 232,319 shares held as Agent and Attorney-in-Fact with full rights of voting, disposition, or otherwise for the benefit of Erik
     F. Johnsen's children. Mr. Johnsen disclaims beneficial ownership of such shares. Also includes 8,375 shares owned by Erik F. Johnsen's wife and 505,000 shares held by the Erik F. Johnsen Limited Family Partnership of which Mr. Johnsen is General Partner.
(12) Includes 2,968 shares held in trust for Niels  M. Johnsen's daughter of
     which he is  a trustee.   Also includes  224,622 shares  owned  by a
     corporation of which Mr. Johnsen is a Vice President and Director and 24,387 shares held as Co-trustee under the Grantor Retained Annuity Trust referred to in footnote 10. Includes 15,750 shares held by the Niels W. Johnsen Foundation of which Niels M. Johnsen is director.
(13) Includes 35,022 shares held by Erik F. Johnsen as Agent and Attorney-in-Fact for benefit of Erik L. Johnsen, referred to in footnote 11 above and 6,500 shares held in trust for Erik L. Johnsen's two sons of which he is a trustee.
(14) Total shares in the amount of 15,000 held in trust for Mr. Eustis and his wife. Mr. Eustis is trustee with full voting and dispository power.
(15) Shares owned jointly with wife.

      During 1997, the  Board of Directors  of the  Corporation  held  four
meetings.   Each  non-officer  director  receives  fees  of $16,000 per year plus $1,000 for each meeting of the Board  or  a committee thereof attended.

      The Board of Directors has an audit committee on which Messrs. Eustis, Lupberger, O'Brien and Trowbridge serve. The audit committee has general responsibility for meeting from time to time with representatives of the Corporation's independent auditors in order to obtain an assessment of the financial position and results of operations of the Corporation and reports to the Board with respect thereto. The audit committee met once in 1997.

      During 1997, the Board established a compensation committee to administer the Stock Incentive Plan on which Messrs. Eustis, Lupberger, O'Brien and Trowbridge serve. The compensation committee met once during 1997.

                         EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

      The following table sets forth for the fiscal years ended December 31, 1995, 1996 and 1997 the compensation paid by the Corporation with respect to the Chief Executive Officer and the four other most highly compensated executive officers whose annual salary and bonus exceeded an aggregate of $100,000 for fiscal year 1997:

                       SUMMARY COMPENSATION TABLE
                                                                    ALL OTHER
    NAME AND PRINCIPAL POSITION          YEAR   SALARY    BONUS(1) COMPENSATION
--------------------------------------  ----  ---------  --------  -----------
Niels W. Johnsen, Chairman
  of the Board of the Corporation....  1997  $ 330,000   $ 24,750  $     0 (2)
                                       1996    330,000          0   31,344 (2)
                                       1995    330,000     74,250   31,344 (2)
Erik F. Johnsen, President
  of the Corporation.................  1997    330,000     24,750   17,132 (3)
                                       1996    330,000          0   17,132 (3)
                                       1995    330,000     74,250   17,132 (3)
Niels M. Johnsen, Executive Vice
  President of the Corporation.......  1997    220,000     16,500    1,000 (4)
                                       1996    200,000          0      500 (4)
                                       1995    172,500     45,000      500 (4)
Erik L. Johnsen, Executive Vice
  President of the Corporation.......  1997    170,625     13,125        0
                                       1996    145,000          0        0
                                       1995    132,500     32,625        0
Gary L. Ferguson, Vice President and
  Chief Financial Officer of the
  Corporation........................  1997    138,000     10,350    1,000 (4)
                                       1996    125,000          0      500 (4)
                                       1995    125,000     28,125      500 (4)

_____________
(1) Represents cash bonuses earned with respect to services rendered during the year indicated, 50% of which is paid in the following year and 25% of which is to be paid in each of the next two years. No bonus was earned in 1996.
(2) The Corporation has an agreement with Niels W. Johnsen whereby his estate will be paid approximately $822,000 upon his death. To fund this death benefit, the Corporation acquired a life insurance policy at a cost of $31,344 in 1996 and 1995. In 1997, the Corporation chose to cancel this policy and received $55,156 as its cash surrender value in
     March of 1997.   The Corporation has since reserved  amounts sufficient
     to fund this death benefit.
(3) The Corporation has an agreement with Erik F. Johnsen whereby his estate will be paid approximately $626,000 upon his death. To fund this death benefit, the Corporation acquired a life insurance policy at a cost of $17,132 in 1997, 1996 and 1995.
(4) Consists of contributions made by the Corporation to its 401(k) plan on behalf of the employee.

PENSION PLAN

      The Corporation has in effect a defined benefit pension plan, in which all employees of the Corporation and its domestic subsidiaries who are not covered by union sponsored plans may participate after one year of service. Computation of benefits payable under the plan is based on years of service and the employee's highest sixty (60) consecutive months of compensation, which is defined as a participant's base salary plus overtime, excluding incentive pay, bonuses or other extra compensation, in whatever form. The following table reflects the estimated annual retirement benefits (assuming payment in the form of a straight life annuity) an executive officer can expect to receive upon retirement at age 65 under the plan, assuming the years of service and compensation levels indicated below:

                                           YEARS OF SERVICE
                         _________________________________________________
EARNINGS                     15           20           25       30 or more
-----------------------  ----------   ----------   ----------   ----------
$100,000 ..............    $21,715      $28,953      $36,192      $43,430
$150,000 ..............     34,090       45,453       56,817       68,180
$200,000 ..............     46,465       61,953       77,442       92,930
$250,000 ..............     58,840       78,453       98,067      117,680
$300,000 ..............     71,215       94,953      118,692      142,430
$350,000 ..............     83,590      111,453      139,317      167,180

This table does not reflect the fact that the benefit provided by the Retirement Plan's formula is subject to certain constraints under the Internal Revenue Code. For 1998, the maximum annual benefit generally is $130,000 under Code Section 415. Furthermore, under Code Section 401(a)(17), the maximum annual compensation that may be reflected in 1998 is $160,000. These dollar limits are subject to cost of living increases in future years.


     Each of the individuals named in the Summary Compensation Table set forth above is a participant in the plan and, for purposes of the plan, was credited during 1997 with the salary shown next to his name in such table. At December 31, 1997, such individuals had 50, 45, 27, 18 and 29 credited years of service, respectively, under the plan. The plan benefits shown in the above table are not subject to deduction or offset by Social Security benefits.

           BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

      Decisions on compensation of the Corporation's executive officers for 1997 were made by the Board of Directors. Set forth below is a report submitted by the Board addressing the Corporation's executive compensation policies for 1997.

      The Corporation's executive compensation structure for 1997 was comprised of salaries and annual cash bonuses. The salaries of Messrs. Niels W. and Erik F. Johnsen, Chairman of the Board and President, respectively, were set at $330,000 by the Board in 1990 and have not been increased. The Board delegates to Niels W. and Erik F. Johnsen the power to set the salaries of the other executive officers.

      The Board believes that a significant portion of executive compensation should be tied to corporate performance. The Board also believes that the efforts of individual officers and employees can have a direct impact on the ability of the Corporation to reduce and control general and administrative expenses. The Officers Bonus Plan for 1997 (the "1997 Plan") adopted by the Board was made up of two components, one based on the achievement of certain profit levels by the Corporation and the other based on reductions in the Corporation's administrative and general expenses. The 1997 Plan offered an opportunity for all officers to earn incentive cash bonuses of up to 30% of salary. An officer had an opportunity to earn a cash bonus of between 3.75% and 22.5% of salary if certain corporate profit targets were reached. An officer could earn a cash bonus of between 1.25% and 7.5% of salary if administrative and general expenses were reduced to certain levels. Based on the reduction of expenses achieved in 1997, each executive officer earned a cash bonus equal to 7.5% of salary.

      In order to encourage the executive officers to remain employed by the Corporation, one-half of the bonus is paid in the following year and the remaining portion will be paid one-half in each of the next two years, if the officer remains employed by the Corporation on the date of payment. Future bonus payments are not forfeited, however, if employment terminates as the result of eligible retirement, death or curtailment of operations of the Corporation.

      Since each executive officer's annual compensation is substantially less than $1 million, the Board does not believe that any action is necessary in order to ensure that all executive compensation paid in cash will continue to be deductible by the Corporation under Section 162(m) of the Internal Revenue Code. In addition, stock options granted in accordance with the terms of the Stock Incentive Plan will qualify as "performance-based" compensation and will be excluded in calculating the $1 million limit on executive compensation.

                   Submitted by the Board of Directors
               Niels W. Johnsen           Erik F. Johnsen
               Niels M. Johnsen           Erik L. Johnsen
               Harold S. Grehan, Jr.      Laurance Eustis
               Edwin Lupberger            Raymond V. O'Brien, Jr.
               Edward K. Trowbridge



                      BOARD OF DIRECTOR INTERLOCKS,
             INSIDER PARTICIPATION IN COMPENSATION DECISIONS
                        AND CERTAIN TRANSACTIONS

      Decisions as to the compensation of the executive officers of the Corporation are made by the Board of Directors. Five of the nine members of the Board, Messrs. Niels W. Johnsen, Erik F. Johnsen, Niels M. Johnsen, Erik L. Johnsen and Harold S. Grehan, Jr., are or were executive officers of the Corporation and participated in decisions as to the 1997 Officer Bonus Plan. Decisions on salary increases for executive officers other than themselves were made by Niels W. Johnsen and Erik F. Johnsen. No executive officer of the Corporation served during the last fiscal year as a director, or member of the compensation committee, of another entity, one of whose executive officers served as a director of the Corporation.

       Furnished below is information regarding certain transactions in which officers and directors of the Corporation had an interest during 1997.

      A  son of the President of the Corporation is a partner in the law firm
of Jones, Walker, Waechter, Poitevent, Carrere  and  Denegre   which  has
represented the Corporation since its inception. Fees paid to the firm for legal services rendered to the Corporation during 1997 were $958,000.
The Corporation believes that these services are provided on terms at least as favorable to the Corporation as could be obtained from unaffiliated third parties.

PERFORMANCE GRAPH

      The following performance graph compares the performance of the Corporation's Common Stock to the S & P 500 Index and to an Industry Peer Group (which includes OMI Corporation, Overseas Shipholding Group, Stolt Nielsen, Sea Containers Limited and Alexander and Baldwin) for the Corporation's last five fiscal years.

                  COMPARATIVE FIVE-YEAR TOTAL RETURNS*
              INT'L SHIPHOLDING CORP., S&P 500, PEER GROUP
                 (PERFORMANCE RESULTS THROUGH 12/31/97)
                Starting
Description      Basis      1993       1994       1995       1996       1997
------------   ---------  ---------  ---------  ---------  ---------  --------
ISH             $100.00    $103.06    $108.93    $146.37    $132.24    $125.07
S & P 500       $100.00    $110.08    $111.53    $153.45    $188.68    $251.63
Peer Group      $100.00    $121.90    $117.82    $128.88    $135.04    $164.71

_________
Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in ISH common stock, S&P 500, and Peer Group.
* Cumulative total return assumes reinvestment of dividends.

        PROPOSAL TO APPROVE THE INTERNATIONAL SHIPHOLDING CORPORATION
                          STOCK INCENTIVE PLAN

GENERAL

     The Board of Directors of the Company strongly believes that the growth of the Company depends upon the efforts of its officers and key employees and that officers and key employees are best motivated to put forth maximum effort on behalf of the Company if they own an equity interest in the Company. In accordance with this philosophy, the International Shipholding Corporation Stock Incentive Plan (the "Plan") was adopted by the Board of Directors, subject to approval by the shareholders at the 1998 Annual Meeting of Stockholders. The principal features of the Plan are summarized below. This summary is qualified in its entirety, however, by reference to the Plan, which is attached to this Proxy Statement as Exhibit A.

     Key employees of the Company (including officers and directors who are also full-time employees of the Company) will be eligible to receive awards ("Incentives") under the Plan when designated by the Compensation Committee. The Company currently has approximately ten officers and fifteen key employees eligible to be granted Incentives under the Plan. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-qualified stock options;
(b) restricted stock; and (c) other stock-based awards.

PURPOSE OF THE PROPOSAL

      The Board of Directors is interested in creating and maintaining a compensation system that includes grants of equity-based awards. The Board of Directors believes that providing members of management and key personnel with a proprietary interest in the growth and performance of the Company is crucial to stimulating individual performance while at the same time enhancing shareholder value. The Board further believes that the Plan will provide the Company with the ability to attract, retain and motivate key personnel in a manner that is tied to the interests of shareholders.

TERMS OF THE PLAN

     SHARES ISSUABLE THROUGH THE PLAN. A total of 650,000 shares of Common Stock are authorized to be issued under the Plan, representing less than 10% of the outstanding shares of Common Stock. The Company has not had a stock incentive plan in the past and, accordingly, has no stock options or other stock awards outstanding. Incentives with respect to no more than 500,000 shares of Common Stock may be granted to a single participant in a calendar year. The closing sale price of a share of Common Stock, as quoted on the New York Stock Exchange on February 24, 1998, was $17.

     The number and kind of shares of Common Stock subject to the Plan and subject to outstanding Incentives would be appropriately adjusted in the event of any change in the capital structure of the Company. The Compensation
Committee  may also  amend the terms of any   Incentive  to  the  extent
appropriate   to   provide participants with the same relative rights before
and after the occurrence of such an event. Shares of Common Stock subject to Incentives that are canceled, terminated or forfeited, or shares of Common Stock that are issued as Incentives and forfeited or reacquired by the Company will again be available for issuance under the Plan. Incentives that are paid in cash are not counted against the total number of shares issuable through the Plan.

      ADMINISTRATION OF THE PLAN. The Compensation Committee administers the Plan and has authority to award Incentives under the Plan, to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate, to make any other determination that it believes necessary or advisable for the proper administration of the Plan and to delegate its authority as appropriate.

      AMENDMENTS TO THE PLAN. The Board may amend or discontinue the Plan at any time, except that no amendment may be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory
requirement.   The Committee  may cause an Incentive granted under the  Plan to be canceled in consideration of a cash payment or alternative Incentive equal in value to the canceled Incentive.

      TYPES OF INCENTIVES. The Compensation Committee will be authorized under the Plan to grant stock options, restricted stock and other stock-based awards, each of which is described further below.

      STOCK OPTIONS.  The Compensation Committee may grant non-qualified stock
options or incentive stock options  to  purchase shares   of  Common  Stock.
The Compensation Committee will determine the number and exercise price of the options, and the time or times that the options become exercisable, provided that the option exercise price may not be less than the fair market value of the Common Stock on the date of grant. The term of an option will also be determined by the Compensation Committee, provided that the term of an incentive stock option may not exceed 10 years. The Compensation Committee may accelerate the exercisability of any stock option at any time. The Compensation Committee may also approve the purchase by the Company of an unexercised stock option from the optionee by mutual agreement for the difference between the exercise price and the fair market value of the shares covered by the option.

      The option exercise price may be paid in cash; unless otherwise determined by the Committee, in shares of Common Stock held for six months; in a combination of cash and shares of Common Stock or through a broker assisted exercise arrangement approved in advance by the Company.

       Incentive  stock  options  will  be  subject  to   certain additional
requirements  necessary  in  order  to  qualify   as incentive  stock options
under 422 of the Internal  Revenue  Code (the "Code").

      RESTRICTED STOCK.  Shares of  Common  Stock  may  be  granted by the
Compensation Committee to an eligible employee and made subject to restrictions on sale, pledge or other transfer by the employee for a
certain  period (the "Restricted  Period").   A Restricted  Period  of at
least three years is required, except that if vesting of the shares is subject to the attainment of specified performance goals, a Restricted
Period of one  year  or more  is  permitted.   All  shares of restricted
stock will be subject to such restrictions as the Compensation Committee may provide in an agreement with the employee, including, among other things, that the shares are required to be forfeited or resold to the Company in the event of termination of employment or in the event specified performance goals or targets are not met. Subject to the restrictions provided in the agreement and the Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to such shares.

      OTHER STOCK-BASED AWARDS. The Committee is authorized to grant in lieu of a portion of salary or bonus an "other stock-based award", which shall consist of an award the value of which is based in whole or in part on the
value of shares  of  Common Stock.   Other  stock-based awards may be  awards
of shares of Common Stock or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock. The Committee will determine the terms and conditions of any other stock-based award and may provide that such awards would be payable in whole or in part in cash. Except in the case of an other stock-based award granted in substitution for an outstanding award of a company acquired by the Company or with which the Company combines, the price at which securities may be purchased pursuant to an other stock-based award shall not be less than 100% of the fair market value of the securities to which the award relates on the date of grant. Dividends or dividend equivalents, payable in cash or shares of Common Stock, may be paid in connection with an other stock-based award on either a current or deferred basis.

     RESTRICTED STOCK AND OTHER STOCK-BASED AWARDS AS PERFORMANCE-BASED COMPENSATION UNDER SECTION 162(m). For restricted stock and other stock-based awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code, the Committee will establish specific performance goals for each performance period not later than 90 days after the beginning of the performance period. The Committee will also establish a schedule, setting forth the portion of the award that will be earned or forfeited based on the degree of achievement, or lack thereof, of the performance goals at the end of the performance period by the Company, an operating division or a subsidiary. The Committee will use any or a combination of the following performance measures: Earnings per share, return on assets, an economic value added measure, shareholder return, earnings, stock price, return on equity, return on total capital, reduction of expenses or increase in cash flow of the Company, a division of the Company or a subsidiary. For any performance period, the performance objectives may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals or relative to levels attained in prior years.

      The Committee may not waive any of the pre-established performance goal objectives. Under the terms of the Plan, however, in the event of a change of control of the Company, the restricted stock and other stock-based awards will automatically vest. In the event of retirement, death or disability during the performance period, the Committee may provide that all or a portion of the restricted stock and other stock-based awards will vest. The Committee retains authority to adopt different performance goal objectives with respect to different grants.

      TERMINATION OF EMPLOYMENT.  If an  employee   participant ceases to be
an employee of the Company for any reason, including death, any Incentive may be exercised or shall expire at such time or times as may be determined by the Committee in the Incentive Agreement.

      CHANGE OF CONTROL. In the event of a change of control of the Company, as defined in the Plan, all outstanding options and Incentives granted pursuant to the Plan shall become fully exercisable, all restrictions or limitations on any Incentives shall lapse and all performance criteria and other conditions relating to the payment of Incentives will be deemed to be achieved.

      In the event of any merger, consolidation or reorganization of the Company with any other corporation, there shall be substituted for each of the shares of Common Stock subject to the Plan and subject to outstanding Incentives, the number and kind of shares of stock or other securities to which the holders of Common Stock will be entitled in the transaction.

       TRANSFERABILITY OF INCENTIVES. Incentives are not transferable except
(a) by will, (b) by the laws of descent and distribution, or (c) pursuant to a domestic relations order if permitted by the Committee and provided in the Incentive Agreement, or (d) only in the case of stock options, to family members, to a family partnership, to a family limited liability company or to a trust for the benefit of family members, if permitted by the Committee and so provided in the Incentive Agreement.

AWARDS TO BE GRANTED

      The Committee has not yet determined the individuals who will receive awards under the Plan or the size of such awards to be granted.

FEDERAL INCOME TAX CONSEQUENCES OF STOCK OPTIONS

      Under existing federal income tax provisions, a participant who receives stock options will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes in the year of grant.

      When a non-qualified stock option granted pursuant to the Plan is exercised, the employee will realize ordinary income measured by the difference between the aggregate purchase price of the shares of Common Stock as to which the option is exercised and the aggregate fair market value of the shares of

Common Stock on the exercise date and, subject to the limitations of Section 162(m) of the Code, the Company will be entitled to a deduction in the year the option is exercised equal to the amount the employee is required to treat as ordinary income.

     An employee generally will not recognize any income upon the exercise of any incentive stock option, but the excess of the fair market value of the shares at the time of exercise over the option price will be an item of tax preference, which may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax imposed by
Section 55 of the Code. The alternative minimum tax is imposed in addition to the federal individual income tax, and it is intended to ensure that individual taxpayers do not completely avoid federal income tax by using preference items. An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired pursuant to the exercise of an incentive stock option, provided the employee does not dispose of such stock within two years from the date of grant and one year from the date of exercise of the incentive stock option (the "required holding periods"). An employee disposing of such shares before the expiration of the required holding period will recognize ordinary income generally equal to the difference between the option price and the fair market value of the stock on the date of exercise. The remaining gain, if any, will be capital gain. The Company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the Common Stock received upon exercise before the expiration of the required holding period.

      If the exercise price of an option is paid by the surrender of previously owned shares, the basis of the previously owned shares carries over to the shares received in replacement therefor. If the option is a non-qualified option, the income recognized on exercise is added to the basis. If the option is an incentive stock option, the optionee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the applicable holding period. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

       If, upon a change in control of the Company, the exercisability or vesting of a stock option granted under the Plan is accelerated, any excess on the date of the change in control of the fair market value of the shares subject to the option over the purchase price of such shares, if any, may be characterized as Parachute Payments (within the meaning of Section 280G of the Code) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the "Base Amount" for such employee. The Base Amount generally is the average of the annual compensation of such employee for the five years preceding such change in ownership or control. An Excess
Parachute Payment, with respect to any employee, is the excess of the Parachute Payments to such person, in the aggregate, over and above such person's Base Amount. If the amounts received by an employee upon a change in control are characterized as Parachute Payments, such employee will be subject to a 20% excise tax on the Excess Parachute Payment pursuant to
Section 4999 of the Code, and the Company will be denied any deduction with respect to such Excess Parachute Payment.

      This summary of federal income tax consequences of non-qualified and incentive stock options does not purport to be complete. Reference should be made to the applicable provisions of the Code. There also may be state and local income tax consequences applicable to transactions involving options.

VOTE REQUIRED

      Approval of the Plan requires the affirmative vote, cast in person or by proxy, of the holders of at least a majority of the shares of Common Stock present and entitled to vote at the Meeting.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE STOCK INCENTIVE PLAN.

          PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS


      The Corporation's 1997 financial statements were audited by Arthur Andersen LLP. The Board of Directors has appointed Arthur Andersen LLP as independent auditors of the Corporation for the fiscal year ending December 31,1998, and is submitting that appointment to its stockholders
for ratification at  the  annual meeting.   Arthur  Andersen LLP has served
as the Corporation's auditors since its inception in 1979. If the stockholders do not ratify the Board of Directors' appointment of Arthur Andersen LLP by the affirmative vote of at least a majority of the shares of Common Stock represented at the meeting in person or by proxy, the selection of independent auditors will be reconsidered by the Board.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.



                          OTHER MATTERS


QUORUM AND VOTING OF PROXIES


      The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Corporation is necessary to constitute a quorum. If a quorum is present, the vote of a majority of the Common Stock present or represented will decide all questions properly brought before the meeting, except that directors will be elected by plurality vote.

      All proxies in the form enclosed received by the Board of Directors will be voted as specified and, in the absence of instructions to the contrary, will be voted for the election of the nominees named above and in favor of the proposals specified above.

      The Board of Directors does not know of any matters to be presented at the annual meeting other than the election of directors, the approval of the Stock Incentive Plan and the ratification of the selection of
independent auditors.   However, if  any  other  matters properly come before
the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.


EFFECT OF ABSTENTION AND BROKER NON-VOTES


     Because directors are elected by plurality vote, abstentions and broker non-votes will not affect the election of directors. With respect to the proposal to approve the Stock Incentive Plan, the proposal to ratify the selection of independent auditors and any other matter that is properly before the meeting, an abstention from voting on the proposal by a shareholder will have the same effect as a vote "against" the proposal, and a broker non-vote will be counted as "not present" with respect to the proposal and therefore will have no effect on the outcome of the vote with respect thereto.

STOCKHOLDER PROPOSALS


      Any stockholder who desires to present a proposal qualified for inclusion in the Corporation's proxy material relating to the 1999 annual meeting must forward the proposal to the Secretary of the Corporation at the address shown on the first page of this Proxy Statement in time to arrive at the Corporation prior to November 10, 1998.











                               BY ORDER OF THE BOARD OF DIRECTORS



                                        GEORGE DENEGRE
                                           Secretary



New Orleans, Louisiana
March 10, 1998

                                                            EXHIBIT A
                  INTERNATIONAL SHIPHOLDING CORPORATION
                           STOCK INCENTIVE PLAN


      1. PURPOSE. The purpose of the Stock Incentive Plan (the "Plan") of International Shipholding Corporation ("ISC") is to increase shareholder value and to advance the interests of ISC and its subsidiaries (collectively, the "Company") by furnishing a variety of economic incentives (the "Incentives") designed to attract, retain and motivate key employees and officers and to strengthen the mutuality of interests between such
employees, officers   and   ISC's  shareholders.   Incentives   consist   of
opportunities to purchase or receive shares of common stock, $1.00 par value per share, of ISC (the "Common Stock"), on terms determined under the Plan. As used in the Plan, the term "subsidiary" means any corporation of which ISC owns (directly or indirectly) within the meaning of Section 425
(f) of the Internal Revenue Code of 1986, as amended (the "Code"), 50% or more of the total combined voting power of all classes of stock.

     2.   ADMINISTRATION.

           2.1. COMPOSITION. The Plan shall be administered by the Compensation Committee of the Board of Directors of ISC or by a subcommittee thereof (the "Committee"). The Committee shall consist of not fewer than two members of the Board of Directors, each of whom shall (a) qualify as a "non-employee director" under Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act") or any successor rule, and (b) qualify as an "outside director" under Section 162(m) of the Code.

           2.2.  AUTHORITY.   The Committee  shall  have  plenary authority
to award Incentives under the Plan, to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate, to enter into agreements with participants as to the terms of the Incentives (the "Incentive Agreements") and to make any other determination that it believes necessary or advisable for the proper administration of the Plan. Its decisions in matters relating to the Plan
shall be  final  and  conclusive on the Company and participants.   The
Committee may delegate its authority hereunder to the extent provided in Section 3 hereof.

      3. ELIGIBLE PARTICIPANTS. Key employees and officers of the Company (including officers who also serve as directors of the Company) shall become eligible to receive Incentives under the Plan when designated by the Committee. Employees may be designated individually or by groups or categories, as the Committee deems appropriate. With respect to participants not subject to Section 16 of the 1934 Act or Section 162(m) of the Code, the Committee may delegate to appropriate personnel of the Company its authority to designate participants, to determine the size and type of Incentives to be received by those participants and to determine or modify performance objectives for those participants.

      4. TYPES OF INCENTIVES. Incentives may be granted under the Plan to eligible participants in any of the following forms, either individually or in combination, (a) incentive stock options and non-qualified stock options; (b) restricted stock; and (c) other stock-based awards ("Other Stock-Based Awards").

     5.   SHARES SUBJECT TO THE PLAN.

           5.1. NUMBER OF SHARES.  Subject to adjustment  as provided in
Section 9.5, a total of 650,000 shares of Common Stock  are   authorized  to
be  issued  under  the   Plan.  Incentives  with respect to no more than
500,000 shares of Common Stock may be granted through the Plan to a single participant in one calendar year. In the event that an Incentive granted hereunder expires or is terminated or cancelled prior to exercise or payment, any shares of Common Stock that were issuable thereunder may again be issued under the Plan. In the event that shares of Common Stock are issued as Incentives under the Plan and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof,
such   forfeited   and reacquired shares may again be issued under the Plan.
If an Other Stock-Based Award is to be paid in cash by its terms, the Committee need not make a deduction from the shares of Common Stock issuable under the Plan with respect thereto. If and to the extent that an Other Stock-Based Award may be paid in cash or shares of Common Stock, the total number of shares available for issuance hereunder shall be debited by the number of shares payable under such Incentive, provided that upon any payment of all or part of such Incentive in cash, the total number of shares available for issuance hereunder shall be credited with the appropriate number of shares represented by the cash payment, as determined in the sole discretion of the Committee. Additional rules for determining the number of shares granted under the Plan may be made by the Committee, as it deems necessary or appropriate.

           5.2. TYPE OF COMMON STOCK. Common Stock issued under the Plan may be authorized and unissued shares or issued shares held as treasury shares.

      6.    STOCK OPTIONS.  A stock option is  a  right  to purchase  shares
of Common Stock from ISC.   Stock  options granted  under this Plan may be
incentive stock options or non-qualified stock options. Any option that is designated as a non-qualified stock option shall not be treated as an incentive stock option. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

          6.1. PRICE. The exercise price per share shall be determined by the Committee, subject to adjustment under Section 9.5; provided that in no event shall the exercise price be less than the Fair Market Value of
a  share  of Common  Stock  on  the  date  of  grant,  except   that   in
connection with an acquisition, consolidation, merger or other extraordinary transaction, options may be granted at less than the then Fair Market Value in order to replace options previously granted by one or more parties to such transaction (or their affiliates) so long as the aggregate spread on such replacement options for any recipient of such options is equal to or less than the aggregate spread on the options being replaced.

          6.2. NUMBER. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to Section 5.1 and subject to adjustment as provided in Section 9.5.

           6.3. DURATION AND TIME FOR EXERCISE. The term of each stock option shall be determined by the Committee. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee. Notwithstanding the foregoing, the Committee may accelerate the exercisability of any stock option at any time, in addition to the automatic acceleration of stock options under Section 9.11.

           6.4. MANNER OF EXERCISE. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied
by  the  full  purchase price for such shares.   The  option price  shall be
payable in United States dollars and may be paid by (a) cash; (b) uncertified or certified check;(c) unless otherwise determined by the Committee, by delivery of shares of Common Stock held by the optionee for at least six months, which shares shall be valued for this purpose at the Fair Market Value on the business day immediately preceding the date such option is exercised; (d) through arrangements with a brokerage firm approved by the Company under which such firm, on behalf of the optionee, will pay the exercise price to the Company and the Company will promptly deliver to such firm the number of shares of Common Stock subject to the option so that the firm may sell such shares, or a portion thereof, for the account of the optionee, or (e) in such other manner as may be authorized from time to time by the Committee.

           6.5.  INCENTIVE STOCK OPTIONS.   Notwithstanding anything in  the
Plan to the contrary, the following additional provisions shall apply to the grant of stock options that are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Code):

                A.    Any  Incentive Stock Option  agreement authorized
under  the  Plan  shall  contain   such   other provisions as the Committee
shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the options as Incentive Stock Options.

                B. All Incentive Stock Options must be granted within ten years from the date on which this Plan is adopted by the Board of Directors.

                C. Unless sooner exercised, all Incentive Stock Options shall expire no later than ten years after the date of grant.

                D. No Incentive Stock Options shall be granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

                 E.     The  aggregate  Fair  Market   Value (determined with
respect to each Incentive Stock Option as of the time such Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under the Plan or any other plan of ISC or any of its
subsidiaries) shall not exceed $100,000.   To the extent that such limitation
is exceeded, such options shall not be treated, for federal income tax purposes, as Incentive Stock Options.

     7.   RESTRICTED STOCK.

          7.1. GRANT OF RESTRICTED STOCK. The Committee may award shares of restricted stock to such officers and key employees as the Committee determines pursuant to the terms of Section 3. An award of restricted stock
shall be subject to   such   restrictions  on  transfer  and   forfeitability
provisions  and  such  other terms  and  conditions  as  the Committee  may
determine, subject to the provisions  of  the Plan.   An award of restricted
stock may also be subject to the attainment of specified performance goals or targets. To the extent restricted stock is intended to qualify as performance-based compensation under Section 162(m) of the Code, it must be granted subject to the attainment of performance goals as described in
Section 7.2 below and meet the additional requirements imposed by Section
162(m).

           7.2 PERFORMANCE-BASED RESTRICTED STOCK. To the extent that restricted stock granted under the Plan is intended to vest based upon the achievement of pre-established performance goals rather than solely upon continued employment over a period of time, the performance goals pursuant to which the restricted stock shall vest shall be any or a combination of the following performance measures: earnings per share, return on assets, an economic value added measure, shareholder return, earnings, stock price, return on equity, return on total capital, reduction of expenses
or increase in cash flow of ISC, a division of ISC or a subsidiary.   For any
performance  period,  such performance objectives may be  measured on an
absolute basis or  relative to a group of peer companies selected  by   the
Committee, relative to internal goals or relative to levels attained in prior years. The Committee may not waive any of the pre-established performance goal objectives, except that such objectives shall be waived as provided in
Section 9.11 hereof, or as may be provided by the Committee in the event of death, disability or retirement.

           7.3. THE RESTRICTED PERIOD. At the time an award of restricted stock is made, the Committee shall establish a period of time during which the transfer of the shares of restricted stock shall be restricted (the "Restricted Period"). The Restricted Period shall be a minimum of three
years,  except  that  if  the  vesting  of  the  shares   of restricted stock
is based upon the attainment of performance goals, a minimum Restricted Period of one year is permitted. Each award of restricted stock may have a different Restricted Period. The expiration of the Restricted Period shall also occur as provided under Section 9.3 and under the conditions described in Section 9.11 hereof.

          7.4. ESCROW.  The participant receiving restricted stock  shall
enter  into an Incentive  Agreement  with  the Company   setting  forth  the
conditions  of   the   grant.  Certificates representing shares of restricted
stock shall be registered in the name of the participant and deposited with the Company, together with a stock power endorsed in blank by the participant. Each such certificate shall bear a legend in substantially the following form:

           The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the International Shipholding Corporation Stock Incentive Plan (the "Plan"), and an agreement entered into between the registered owner and International Shipholding Corporation
thereunder.   Copies  of  the  Plan   and   the agreement  are  on  file  at
the  principal  office  of  the Company.

           7.5. DIVIDENDS ON RESTRICTED STOCK. Any and all cash and stock dividends paid with respect to the shares of restricted stock shall be
subject to any  restrictions  on transfer, forfeitability   provisions   or
reinvestment requirements as the Committee may, in its discretion, prescribe in the Incentive Agreement.

           7.6. FORFEITURE. In the event of the forfeiture of any shares of restricted stock under the terms provided in the Incentive Agreement (including any additional shares of restricted stock that may result from the reinvestment of cash and stock dividends, if so provided in the Incentive Agreement), such forfeited shares shall be surrendered and the certificates cancelled. The participants shall have the same rights and privileges, and be subject to the same forfeiture provisions, with respect to any additional shares received pursuant to Section 9.5 due to a recapitalization, merger or other change in capitalization.

           7.7. EXPIRATION OF RESTRICTED PERIOD. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the restricted stock shall lapse and a stock certificate for the number of shares of restricted stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions and legends, except any that may be imposed by law, to the participant or the participant's estate, as the case may be.

           7.8. RIGHTS AS A SHAREHOLDER. Subject to the terms and conditions of the Plan and subject to any restrictions on the receipt of dividends that may be imposed in the Incentive Agreement, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during the Restricted Period, including without limitation, the right to vote any shares of Common Stock.

     8.   OTHER STOCK-BASED AWARDS.

           8.1   TERMS OF OTHER STOCK-BASED AWARDS.  The Committee is hereby
authorized  to  grant  to   eligible employees in lieu of a portion of salary
or bonus an "Other Stock-Based Award", which shall consist of an award, other than an award described in Section 6 or 7 hereof, the value of which is based in whole or in part on the value of shares of Common Stock. Other Stock-Based Awards may be awards of shares of Common Stock or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible or exchangeable into or exercisable for shares of Common Stock), as deemed by the Committee consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of any such Other Stock-Based Award and may provide that such awards would be payable in whole or in part in cash. Except in the case of an Other Stock-Based Award granted in assumption of or in substitution for an outstanding award of a company acquired by the Company or with which the Company combines, the price at which securities may be purchased pursuant to any Other Stock-Based Award granted under this Plan, or the provision, if any, of any such award that is analogous to the purchase or exercise price, shall not be less than 100% of the Fair Market Value of the securities to which such award relates on the date of grant.

           8.2   DIVIDEND EQUIVALENTS.   In the sole and complete discretion
of the Committee, an Other Stock-Based Award under this Section 8 may provide the holder thereof with dividends or dividend equivalents, payable in cash or shares of Common Stock on a current or deferred basis.

           8.3 PERFORMANCE GOALS. Other Stock-Based Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code shall be paid based upon the achievement of pre-established performance
goals.   The performance goals pursuant to which Other Stock-Based Awards granted under the Plan shall be earned shall be any or a combination of the following performance measures: earnings per share, return on assets, an economic value added measure, shareholder return, earnings, stock price, return on equity, return on total capital, reduction of expenses or increase in cash flow of the Company, a division of the Company or a subsidiary. For any performance period, such performance goals may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals or relative to levels attained in prior years. The Committee may not waive any of the pre-established performance goal objectives if such Other Stock-Based Award is intended to
constitute "performance-based  compensation"  under   Section   162(m), except
that such objectives shall be waived as provided in Section 9.11 hereof, or as may be provided by the Committee in the event of death, disability or retirement.

           8.4. NOT A SHAREHOLDER. The grant of an Other Stock-Based Award to a participant shall not create any rights in such participant as a shareholder of the Company, until the issuance of shares of Common Stock with respect to an award, at which time such stock shall be considered issued and outstanding.

     9.   GENERAL.

           9.1. DURATION. Subject to Section 9.10, the Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed.

            9.2.  TRANSFERABILITY.   No  Incentives  granted  hereunder  may
be  transferred,  pledged,  assigned  or  otherwise   encumbered  by  a
participant except: (a) by will; (b) by the laws of descent and distribution; (c) pursuant to a domestic relations order, as defined in the Code, if permitted by the Committee and so provided in the Incentive Agreement or an amendment thereto; or (d) as to options only, if permitted by the Committee and so provided in the Incentive Agreement or an amendment thereto, (i) to Immediate Family Members, (ii) to a partnership in which Immediate Family Members, or entities in which Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole partners, (iii) to a limited liability company in which Immediate Family Members, or entities in which Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole members, or (iv) to a trust for the sole benefit of Immediate Family Members. "Immediate Family Members" shall be defined as the spouse and natural or adopted children or grandchildren of the participant and their spouses. To the extent that an Incentive Stock Option is permitted to be transferred during the lifetime of the participant, it shall be treated thereafter as a nonqualified stock option. Any attempted assignment, transfer, pledge, hypothecation or other disposition of Incentives, or levy of attachment or similar process upon Incentives not specifically permitted herein, shall be null and void and without effect.

          9.3. EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH. In the event that a participant ceases to be an employee of the Company for any reason, including death, disability, early retirement or normal retirement, any Incentives may be exercised, shall vest or shall expire at such times as may be determined by the Committee in the Incentive Agreement. The Committee has complete authority to modify the treatment of an Incentive in the event of termination of employment of a participant by means of an amendment to the Incentive Agreement. Consent of the participant to the modification is required only if the modification materially impairs the rights previously
provided  to  the  participant  in   the Incentive Agreement.

           9.4. ADDITIONAL CONDITION. Anything in this Plan to the contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing,
registration   or qualification (or any updating of any such document) of  any
Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be,in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

           9.5. ADJUSTMENT. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations,
there   shall   be substituted  for  each of the shares of Common  Stock  then subject to the  Plan,  including  shares subject to restrictions, options or
achievement   of   performance objectives, the number and kind of shares of
stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to outstanding Incentives, shall be adjusted in proportion to the change in outstanding shares of Common Stock.
In  the  event  of  any   such adjustments,   the  purchase  price  of  any
option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the reasonable discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

No substitution or adjustment shall require the Company to issue a fractional share under this Plan and the substitution or adjustment shall be limited by deleting any fractional share.

           9.6. INCENTIVE AGREEMENTS. The terms of each Incentive shall be stated in an agreement approved by the Committee.

           9.7.  WITHHOLDING.

                A. The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time that a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the issuance of Common Stock, the lapse of restrictions on Common Stock or the exercise of an option, the participant may, subject to disapproval by the Committee, satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold shares of Common Stock having a value equal to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

                B. Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the
right to make Elections  shall  not  apply  to  such  Incentive.    If   a
participant makes an election under Section 83(b) of the Internal Revenue Code with respect to shares of restricted stock, an Election is not permitted to be made.

           9.8.  NO CONTINUED EMPLOYMENT.   No  participant under the Plan
shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.

           9.9. DEFERRAL PERMITTED. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any
Incentive shall be made as provided  in  the  Incentive  Agreement.   Payment
may be deferred at the option of the participant if provided in the Incentive Agreement.

          9.10.  AMENDMENTS TO OR TERMINATION OF THE PLAN.

                 A.    The  Board  may  amend,  suspend   or terminate  the
Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including any approval necessary to qualify Incentives as "performance-based" compensation under Section
162(m)   or   any   successor provision,  if  such  qualification is deemed
necessary  or advisable by the Committee.

                B. Any provision of this Plan or any Incentive Agreement to the contrary notwithstanding, the Committee may cause any Incentive granted hereunder to be cancelled in consideration of a cash payment or alternative Incentive made to the holder of such cancelled Incentive equal in value to such cancelled Incentive. The determinations of value under this subparagraph shall be made by the Committee in its sole discretion.

           9.11.  CHANGE OF CONTROL; TENDER OFFER OR EXCHANGE OFFER.

               A.   "Change of Control" shall mean:

                     1. the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of more than 30% of the outstanding shares of the Common Stock; provided, however, that for purposes of this subsection 1., the following shall not constitute a Change of Control:

                        (a)  any acquisition of Common Stock directly from ISC,

                        (b)  any acquisition of Common Stock by ISC,

                        (c) any acquisition of Common Stock by any employee benefit plan (or related trust) sponsored or maintained by ISC or any corporation controlled by ISC, or

                        (d) any acquisition of Common Stock by any corporation pursuant to a transaction that complies with clauses (a), (b) and (c) of subsection (A)(3) of this Section 9.11; or

                     2. individuals who, as of the date of adoption of the Plan by the Board of Directors of ISC (the "Adoption Date"), constitute the Board (the "Incumbent Board") cease for any reason to constitute
at  least  a majority   of  the  Board;  provided,  however,   that   any
individual becoming a director subsequent to the Adoption Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board; or

                   3. approval by the stockholders of ISC of a reorganization, merger or consolidation, or sale or other disposition of all of substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination,

                        (a)  all or substantially all  of the  individuals and
entities who were the beneficial owners of ISC's   outstanding  common  stock
and  ISC's   voting securities  entitled to vote generally in the  election of directors immediately prior to such Business Combination have direct or indirect beneficial ownership, respectively, of more than 50% of the then outstanding shares of common stock, and more than 50% of the combined voting
power of the then   outstanding  voting  securities  entitled   to   vote
generally  in the election of directors, of the  corporation resulting from
such  Business  Combination  (which,   for purposes  of this paragraph (a) and
paragraphs (b) and (c), shall include a corporation which as a result of such transaction controls the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries), and

                       (b) except to the extent that such ownership existed prior to the Business Combination, no person (excluding any corporation
resulting  from   such Business Combination or any employee benefit plan or
related trust of the Company or such corporation resulting from such Business
Combination)  beneficially  owns,   directly   or indirectly,  30% or more of
the then outstanding shares of common stock of the corporation resulting from such Business Combination or 30% or more of the combined voting power of the then outstanding voting securities of such corporation, and

                        (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                    4. approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

                 B.     Upon   a  Change  of  Control,   all outstanding
options  shall  automatically   become   fully exercisable,  all restrictions
or  limitations   on   any  Incentives  shall  lapse  and all performance
criteria and other conditions relating to the payment of Incentives shall be deemed to be achieved or waived by the Company, without the necessity of any action by any person.

            9.12.  DEFINITION OF FAIR MARKET VALUE.  Whenever  "Fair  Market
Value" of Common Stock shall be determined for purposes of this Plan, it shall be the closing sale price on the consolidated transaction reporting system for New York Stock Exchange issues on the date of reference for a share of the Common Stock, or if no sale of the Common Stock shall have been made on that day, on the next preceding day on which there was a sale of the Common Stock.

INTERNATIONAL SHIPHOLDING CORPORATION                                   PROXY
650 Poydras Street, New Orleans, Louisiana 70130
-----------------------------------------------------------------------------
 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      The undersigned hereby appoints Niels W. Johnsen, Erik F. Johnsen and George Denegre, or any one or more of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of International Shipholding Corporation held of record by the undersigned on February 27, 1998 at the annual meeting of shareholders to be held on
April  15,  1998,   or   any adjournment thereof.

1.   Election of Directors
       FOR all nominees listed below             WITHHOLD AUTHORITY
       (except as marked to the contrary            To vote for all nominees
       below) _____                                 listed below _____
    (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
           STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) Niels W. Johnsen, Erik F. Johnsen, Niels M. Johnsen, Erik L. Johnsen, Harold S. Grehan, Jr., Laurance Eustis, Raymond V. O'Brien, Jr., Edwin Lupberger, Edward K. Trowbridge

2. Proposal to approve the International Shipholding Corporation Stock Incentive Plan.

           FOR_____            AGAINST_____          ABSTAIN_____

3. Proposal to ratify the appointment of Arthur Andersen LLP, certified public accountants as the independent auditors for the Corporation for the fiscal year ending December 31, 1998.

           FOR_____            AGAINST_____          ABSTAIN_____

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, and 3.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President of other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                      Dated__________________

                                                      _______________________
                                                             Signature
                                                      _______________________
                                                     Signature if held jointly



             PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                 PROMPTLY USING THE ENCLOSED ENVELOPE.